INTERSTATE TAX-EXEMPT FUND

Supplement Dated, December 21, 2004 to the
Prospectus Dated September 30, 2004

        The second sentence of the second paragraph in the section “How to Buy Shares - How Fund Shares are Priced,” which appears on page 20 of the Prospectus, is amended by deleting the sentence and replacing it with the following:

        ”The cut-off time is 5:00 p.m. Eastern time for the Primary Fund and the U.S. Government Fund, 2:00 p.m. Eastern time for the U.S. Treasury Fund, 12:00 p.m. Eastern time for the Interstate Tax-Exempt Fund, and 11:00 a.m. Eastern time for the State-Specific Tax-Exempt Funds and Municipal Money-Market Funds.”